UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2016

Parkview Capital Credit, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-55411	47-2441958
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Post Oak Center

1980 Post Oak Boulevard, 15th Floor

Houston, Texas 77056

(Address of principal executive offices)

(713) 622-5000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 25, 2016, the board of directors (the “Board”) of Parkview Capital Credit, Inc. (the “Company”) nominated Bert Beal as a Class One director of the Company to serve a three-year term expiring at the 2019 annual meeting of stockholders. Mr. Beal was nominated to fill the vacancy created by David M. Abner’s resignation from the Board effective April 1, 2016. On April 27, 2016, the Company received unanimous consent from its stockholders of record as of April 25, 2016 to elect Mr. Beal as a Class One director of the Company to serve a three-year term expiring at the 2019 annual meeting of stockholders.

On April 28, 2016, the Company filed a definitive information statement (the “Information Statement”) with the Securities and Exchange Commission pursuant to Regulation 14C of the Securities Exchange Act of 1934, as amended. Pursuant to Rule 14c-2(b), Mr. Beal’s term of office commenced 20 calendar days after the Company first sent the Information Statement to its stockholders, or May 18, 2016.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKVIEW CAPITAL CREDIT, INC.

Dated: May 19, 2016	By:	/s/ Keith W. Smith
	Name:	Keith W. Smith
	Title:	President and Chief Executive Officer

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